UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2023

NUVASIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50744	33-0768598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number )

12101 Airport Way, Broomfield, Colorado 80021

(Address of principal executive offices) (Zip Code)

(800) 455-1476

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001	NUVA	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Representatives of NuVasive, Inc. (“NuVasive”) may present to certain investors, analysts and proxy advisory firms from time-to-time a presentation (“Investor Presentation”) in connection with the upcoming special meeting of NuVasive stockholders (the “Special Meeting”) to consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of February 8, 2023, by and among NuVasive, Globus Medical, Inc. (“Globus Medical”) and Zebra Merger Sub, Inc., and certain other related matters. The Special Meeting is scheduled to be held on April 27, 2023. A copy of the Investor Presentation is available on the Investor Relations section of NuVasive’s website at www.nuvasive.com and is being furnished as Exhibit 99.1 hereto.

The information contained in this Current Report and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1+	Investor Presentation, dated April 3, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Furnished herewith.

*         *         *         *

No Offer or Solicitation

This current report is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. This current report also does not constitute a solicitation of proxy.

Important Information About the Transaction and Where To Find It

This communication relates to a proposed business combination of NuVasive and Globus Medical. In connection with the proposed transaction, Globus Medical filed a registration statement on Form S-4 with the SEC on March 10, 2023, which was amended on March 24, 2023 and that includes a joint proxy statement/prospectus. The registration statement on Form S-4, including the joint proxy statement/prospectus, provides details of the proposed transaction and the attendant benefits and risks. The registration statement was declared effective on March 28, 2023, and Globus Medical and NuVasive commenced mailing of the definitive joint proxy statement/prospectus to their respective stockholders on March 29, 2023. Globus Medical and NuVasive may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement statement/prospectus or the registration statement on Form S-4 or any other document which Globus Medical or NuVasive may file with the SEC. INVESTORS AND SECURITY HOLDERS OF GLOBUS MEDICAL AND

NUVASIVE ARE URGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. The documents filed by Globus Medical or NuVasive with the SEC will be available free of charge at the SEC’s website (www.sec.gov) and from Globus Medical and NuVasive, as applicable. Requests for copies of the joint proxy statement/ prospectus and other documents filed by Globus Medical with the SEC may be made by contacting Keith Pfeil, Chief Financial Officer by phone at (610) 930-1800 or by email at kpfeil@globusmedical.com, and request for copies of the joint proxy statement/prospectus and other documents filed by NuVasive may be made by contacting Matt Harbaugh, Chief Financial Officer, by phone at (858) 210-2129 or by email at investorrelations@nuvasive.com.

Participants in the Solicitation

Globus Medical, NuVasive, their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from Globus Medical’s and NuVasive’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Globus Medical and their ownership of Globus Medical stock is set forth in Globus Medical’s annual report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2022, which was filed with the SEC on February 21, 2023 and March 16, 2023, respectively. Information regarding NuVasive’s directors and executive officers is contained in NuVasive’s annual report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 22, 2023, and its proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on March 30, 2022. Certain directors and executive officers of Globus Medical and NuVasive may have a direct or indirect interest in the transaction due to securities holdings, vesting of equity awards and rights to severance payments. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Globus Medical’s and NuVasive’s shareholders in connection with the proposed transaction is included in the joint proxy statement/prospectus. These documents can be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.
(Registrant)

April 3, 2023	By:	/s/ Matthew K. Harbaugh
Matthew K. Harbaugh
Executive Vice President and Chief Financial Officer